                                                                   Exhibit 10.33


                         BACKSTOP SUBSCRIPTION AGREEMENT

            This BACKSTOP SUBSCRIPTION AGREEMENT, dated as of July 5, 2007 (this "Agreement"), is made between VALIDUS HOLDINGS, LTD., a company with limited liability organized under the laws of Bermuda (the "Company"), and each of the undersigned (each, a "Major Investor" and collectively, the "Major Investors").

            WHEREAS, the Company has entered into a Share Sale Agreement dated May 15, 2007 among the Company and the sellers identified therein relating to the acquisition (the "Talbot Acquisition") by the Company of all of the issued share capital of Talbot Holdings Ltd, a company organized under the laws of Bermuda (together with its subsidiaries, "Talbot");

            WHEREAS the Company may make an offer to its members, in accordance with the provisions of Section 4.1(e) of its Bye-Laws or otherwise, offering (the "Offering") them the right to subscribe for Common Shares (as defined below) of the Company; the purpose of the Offering being to provide additional financial resources to the Company if the Talbot Acquisition is consummated prior to the consummation of a public offering that provides net proceeds to the Company of at least US$200,000,000; and

            WHEREAS, each of the Major Investors, subject to the terms and conditions of this Agreement, has severally agreed (i) to purchase their Pro Rata Portion (as defined in the Bye-Laws) of any Offering and (ii) to purchase 100% of their Percentage Commitment (as indicated on Schedule A hereto) of any Common Shares not offered to (or if offered to, not for any reason subscribed for by) members (other than Major Investors) in any such Offering, in each case up to an aggregate several commitment for all Major Investors of US$200,000,000, with each Major Investor agreeing to purchase its Percentage Commitment thereof.

            In consideration of the premises and mutual agreements herein contained, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                  AUTHORIZATION; SUBSCRIPTION FOR SECURITIES

            Section 1.1 The Securities. The Company has authorized the issuance and sale of Voting Common Shares, par value US$0.175 per share (the "Voting Common Shares"), and Non-Voting Common Shares, par value US$0.175 per share (the "Non-Voting Common Shares" and, together with the Voting Common Shares, the "Common Shares"), having a value (determined as set forth below) of US$200,000,000, such shares each having such rights, restrictions and privileges contained in the Memorandum of Association and Bye-Laws of the Company as in effect from time to time (the "Memorandum of Association" and the "Bye-laws," respectively). Subject to the terms and conditions hereof, the purchase severally by each of the Major Investors pursuant to this Agreement of the Common Shares shall occur on one date (the "Closing Date") determined by the Company and of which each of the Major Investors has been given at least ten
(10) business days' prior written notice (the "Closing Notice").

            The Company acknowledges that it will not deliver a Closing Notice to a Major Investor unless a Closing Notice is delivered to each Major Investor requiring each Major Investor to purchase its full Percentage Commitment of any such Offering.

            Section 1.2 Subscription for Securities Pursuant to This Agreement. Subject to the terms and conditions of this Agreement, each Major Investor, acting severally and not jointly, hereby ir-revocably subscribes for and agrees to purchase on the Closing Date up to the number of Common Shares of the applicable series set forth opposite its name on Schedule A attached hereto (the "Securities"), for a purchase price per Security as determined by the Board of Directors (based on the recommendation by the Finance Committee) and acceptable to the Qualified Sponsors (as defined in the Bye-Laws) in their sole discretion (the "Purchase Price"). Notwithstanding any other provision of this Agreement, any Major Investor shall be entitled at any time prior to the Closing Date to designate in writing one or more entities affiliated with such Major Investor to purchase the Securities to be purchased by it.

            Section 1.3 Other Subscribers. Prior to any Closing hereunder, the Company will offer all of its members, in accordance with the provisions of
Section 4.1(e) of its Bye-Laws or otherwise, the right to subscribe for Common Shares (as defined below) of the Company in the Offering. All such members (other than the Major Investors) will be entitled to ten (10) business days advance notice of the price of the Securities to be purchased in the Offering before they are required to make an investment decision. The Company agrees that any such member who does not subscribe for its pro rata portion of the Offering will not be entitled to, or granted a right to, sell Common Shares in the Company's initial public offering, without the prior written consent of the Company and the Qualified Sponsors.

                                   ARTICLE II

                                     CLOSING

            The closing of the purchase and sale of the Securities contemplated by this Agreement (the "Closing") shall take place as set forth below.

            Section 2.1 Closing Date. On the basis of the representations and warranties hereinafter set forth and subject to the conditions hereinafter set forth, the Company will sell to the Major Investors, and each Major Investor (acting severally and not jointly) will purchase from the Company, at the Closing on the Closing Date its Percentage Commitment of the Common Shares to be sold to all of the Major Investors on the Closing Date, up to the full dollar amount of the Securities set forth in Schedule A opposite its name (except as provided therein), in each case, for a purchase price per Security equal to the Purchase Price.

            Section 2.2 Payment and Delivery. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties hereinafter set forth, (A) at the Closing, each Major Investor (acting severally and not jointly) will deliver to the Company full payment of its Purchase Price for the Securities to be purchased by it by wire transfer of immediately available funds and (B) at the Closing, the Company shall cause each Major Investor's name to be entered in the register of shareholders of Common Shares against payment of its Purchase Price, and shall deliver to such Major Investor, within three (3) business days of the Closing Date, duly executed certificates evidencing the Securities, in each case, registered in the name of such Major Investor (or its nominee(s) as set forth on such Major Investor's signature page).

                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE MAJOR INVESTORS

            Each Major Investor for itself (and not any other Major Investor) hereby represents and warrants to the Company as of the date hereof and as of immediately prior to the Closing on the Closing Date as follows:

            Section 3.1 Organization and Standing. The Major Investor is either an individual or a corporation (including any similar entity formed under the laws of a jurisdiction outside the U.S.), government instrumentality or partnership or limited liability company taxed as a partnership for U.S. federal income tax purposes or trust (and where such partnership or trust is not a separate legal entity from, as the case may be, the partners or beneficiaries thereof, the general or managing partner or trustee, as applicable, thereof is) duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

            Section 3.2 Authorization. This Agreement has been duly authorized, executed and delivered by the Major Investor and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Major Investor enforceable against the Major Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at equity or at law).

            Section 3.3 Investment Intent. The Major Investor is acquiring the Securities for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds of which it is trustee, in each case, for investment purposes only and not with a view to distribution thereof, in whole or in part. If the Securities are acquired for the account of one or more pension or trust funds, the Major Investor represents that it is acting as sole trustee and has sole investment discretion with respect to its acquisition of the Securities and that the determination and decision on its behalf to acquire the Securities for such pension or trust funds is being made by the same individual or group of individuals who customarily pass on such investments, so that the Major Investor's decision as to acquisitions for all such funds is the result of one study and conclusion. The Major Investor has advised the Company in writing of its form of organization and the accounts for which it is purchasing, as applicable, and all such information provided to the Company is true and correct as of the date hereof.

            Section 3.4 Investor Awareness. The Major Investor is aware and agrees and acknowledges that:

            (a) neither the Securities nor the underlying common shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any federal, foreign, state or other jurisdiction's securities laws; the transfer thereof is restricted by the Securities Act and applicable securities laws; and the Company is under no obligation to, and currently does not intend to, register or qualify the Securities for resale by the Major Investor or assist the Major Investor in complying with any exemption under the Securities Act or the securities laws of any such jurisdiction or any other jurisdiction. An offer or sale directly or indirectly of Securities by the Major Investor will be subject to the terms and provisions of this Agreement, the Certificate of Designations with respect to the Common Shares and the Bye-laws and, in the absence of registration under the Securities Act, will require the availability of an exemption thereunder and an opinion of counsel of the Major Investor that is reasonably acceptable to the Company regarding the availability of such exemption. Subject to the Bye-laws and this Agreement, certificates representing Securities will contain a restrictive legend reflecting such restrictions.

            (b) The Major Investor is acquiring the Securities for his or her own account, for investment only and not with a view toward the transfer, resale or distribution thereof in violation of any applicable securities law.

            Section 3.5 Accredited Investor. The Major Investor is, and at the time of the offer by the Company to sell the Securities and at the time of such Major Investor's purchase of the Securities will be, an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act (a copy of the definition of "accredited investor" is attached hereto as Schedule B).

            Section 3.6 Brokers or Finders. The Major Investor has not incurred, nor will it incur, directly or indirectly, as a result of any action taken by the Major Investor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

            Section 3.7 Maximum Major Investor's Holdings. To the best knowledge of the Major Investor, it is not acquiring the Securities pursuant to this Agreement that would cause (after giving effect to the operation of Section 4.3 of the Bye-laws) the Major Investor, if a U.S. Person (as defined below), to own, directly, indirectly or constructively, or cause another U.S. Person that is a Beneficial Owner (as defined below) to own, directly, indirectly or constructively, more than (i) 9.09% of the voting power of the Company's issued and outstanding shares of stock or (ii) 24.5% of the Company's issued and outstanding shares of stock. As used in this Section 3.7, the term "Beneficial Owner" means any person that owns stock or warrants of the Company directly or indirectly; references to "direct, indirect or constructive ownership" includes ownership within the meaning of Sections 958(a) and Section 958(b) of the Internal Revenue Code of 1986, as amended (the "Code") and references to "direct or indirect ownership" includes ownership within the meaning of Section 958(a) of the Code (but not Section 958(b) of the Code). The term "U.S. Person" means
(i) an individual who is a citizen or resident of the United States, (ii) a corporation or partnership that is, as to the United States, a domestic corporation or a domestic partnership, (iii) an estate or trust that is subject to U.S. federal income tax on its income regardless of its source, or (iv) the United States and the states thereof, including any of their political subdivisions.

            The Company represents and warrants to each Major Investor that, for purposes of such Major Investor's calculation of its total percentage ownership, the total number of Common Shares issued and outstanding as of June 30, 2007 is 59,236,096. The Company agrees that, notwithstanding any other provision of this Agreement, no Major Investor, together with its affiliates, shall be required to purchase securities pursuant to this Agreement which would result in such Major Investor, together with its affiliates, owning, directly or indirectly, or constructively, more than 24.500% of the Company's issued and outstanding shares of stock or otherwise exceeding the ownership limitations set forth in the first sentence of the preceding paragraph of this Section 3.7, with any Common Shares not being purchased pursuant to this paragraph being allocated to and purchased by the other Major Investors.

                                   ARTICLE IV

                             CONDITIONS TO PURCHASE

            The respective obligations of the several Major Investors to purchase the Securities under this Agreement at the Closing are subject to the satisfaction prior to or substantially concurrently with the Closing of each of the following conditions:

            Section 4.1 No Public Offering. The Company shall not have completed one or more public offerings of Common Shares that provides net proceeds to the Company of at least US$200,000,000.

            Section 4.2 Talbot Acquisition. The Company shall have completed, or shall concurrently complete, the Talbot Acquisition.

            Section 4.3 No Injunction, etc. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the issuance and sale of the Securities pursuant to this Agreement shall be in effect or pending.

                                    ARTICLE V

                                  MISCELLANEOUS

            Section 5.1 Termination. The several obligations of each Major Investor shall terminate on the earlier of (i) consummation of one or more public offerings of Common Shares providing net proceeds to the Company of at least US$200,000,000 and (ii) August 15, 2007; provided that if a Closing Notice has been duly delivered before any such termination the several obligation of each Major Investor to purchase Securities shall continue until satisfied.

            Section 5.2 NASD Matters. The Company hereby agrees (for the benefit of each Major Investor who is affiliated with an NASD member who is or would be an underwriter of any initial public offering of securities of the Company as well for the benefit of each such underwriter), that to the extent the acquisition of Common Shares hereunder would result in underwriter's compensation to such underwriter in excess of the applicable maximum amount permitted by NASD Rule 2710 (after discussion with the NASD staff), the Company will endeavor to purchase, or if it cannot so purchase, cause the purchase of, such shares so purchased hereunder at the price paid hereunder, to the extent necessary to avoid or eliminate such excess.

            Section 5.3 Other. The representations and warranties of the parties contained in this Agreement shall survive the Closing. The parties have made no representations or warranties other than those that are expressly set forth in this Agreement. This Agreement (including schedules, exhibits and annexes hereto and any other instruments delivered in connection herewith) constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors, legal representatives and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement shall not be assignable by any party without the prior written consent of each other party hereto, except that any Major Investor may assign any or all of its rights hereunder to any affiliates to whom any of the Securities are transferred or who are designated by such Major Investor in accordance with
Section 1.2, in each case, provided that any such transfer is in accordance with the Bye-laws. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the parties hereto. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the parties hereto. This Agreement shall not confer any other rights to any person other than as may be expressly set forth herein. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                    VALIDUS HOLDINGS, LTD.


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

EXACT NAME(s) OF MAJOR INVESTOR(s) (If a trust, include both name of trust and name of trustee; if a partnership, include both name of partnership and name of general or managing partner. Such trustee or general managing partner will be the registered holder.)


-----------------------------------------
(Name of trust or partnership, if and as applicable)


-----------------------------------------
(Name of trustee or general or managing
partner, if and as applicable)
By:
     ------------------------------------
     Name:
     Title:

Address (this will appear in the Share Register):


-----------------------------------------


-----------------------------------------
Contact person:


-----------------------------------------

Telephone:
           ------------------------------

Fax:
           ------------------------------

E-mail:
           ------------------------------


Jurisdiction of Formation /
Country of Residence:

-----------------------------------------


Note: Natural persons or separate legal entities to be the registered holder of the shares. A Bermuda company does not acknowledge "underlying" trusts or beneficial interests behind the registered holder.

                                                                      SCHEDULE A

                                  SECURITIES(1)


                SERIES OF
              COMMON SHARES
  NAME OF       (INDICATE      CURRENT     PERCENTAGE      MAXIMUM U.S. DOLLAR
   MAJOR        VOTING OR     PRO RATA    COMMITMENT OF  AMOUNT OF SECURITIES TO
  INVESTOR     NON-VOTING)     PORTION     BACKSTOP(2)       BE PURCHASED(3)(4)
  --------     -----------     -------     ---------       --------------
    GSCP       Non-Voting       23.7%         29.4%         US$58,851,664.37
   Vestar        Voting         14.5%         17.9%         US$35,885,169.58
  Aquiline       Voting         11.6%         14.4%         US$28,708,137.34
New Mountain     Voting         11.6%         14.4%         US$28,708,133.15
 Caisse de
  Depot et
 Placement
 de Quebec       Voting         9.6%          12.0%         US$23,923,447.78
  Merrill      Non-Voting       9.6%          12.0%         US$23,923,447.78
                                             -------           -----------
                                80.6%        100.0%          US$200,000,000

--------

(1) Unless defined in the Backstop Subscription Agreement to which this is attached, capitalized terms used in this Schedule and defined in the Bye-laws have the meaning assigned to such term in the Bye-Laws.

(2) Represents (A) ownership of the Company based on primary shares outstanding, divided by (B) aggregate ownership percentage of the Major Investors based on primary shares outstanding.

(3) Assuming no Common Shares are subscribed for in any Offering by any Members that are not Major Investors. The actual number of Common Shares purchased will be rounded to the nearest whole number.

(4)  GSCP's Percentage Commitment of Backstop is capped as contemplated in
     Section 3.7.


                                  Schedule A-1

                                                                      SCHEDULE B


                       DEFINITION OF "ACCREDITED INVESTOR"

            To be an "accredited investor," an Investor must fall within any of the following categories at the time of the sale of any Securities to that
Investor:

        - A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
            (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

        - A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

        - An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Common Shares and with total assets in excess of US$5,000,000;

        -   A director or executive officer of the Company;

        - A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Common Shares exceeds US$1,000,000;

        - A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

        - A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person, as described in Rule 506(b)(2)(ii) of Regulation D; and

        - An entity in which all of the equity owners are "accredited investors."


                                  Schedule B-1

            As used above, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose set forth above, the principal residence of the Investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, an Investor should add to the Investor's adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                  Schedule B-2

                                                                         ANNEX A

            Below, for your convenience only, is a summary of certain provisions of Bye-Law 4.1(e) of the Bye-Laws, which deals with the rights of Members to participate in offerings of New Securities. Capitalized terms used in this Annex have the meanings assigned to such terms in the Bye-Laws. This Annex contains a summary of a portion of the Bye-Laws and should be read in conjunction with the full Bye-Laws. This Annex does not form a part of and is not incorporated into the Backstop Subscription Agreement.

            4.    Rights Attaching to Shares

            4.1 Subject to Bye-law 2 and the Memorandum of Association, the holders of the Common Stock shall, subject to the provisions of the
      Bye-laws....

                  (e) have a right of first refusal (the "Preemptive Right") to purchase any New Securities that the Company may, from time to time, propose to issue and sell. Such Preemptive Right shall allow each Member to purchase New Securities proposed to be issued and sold by the Company in an amount determined in accordance with Bye-law 4.1(e)A described below.

                        A. In the event that the Company proposes to undertake
                  an issuance or sale of New Securities, it shall give each Member written notice of its intention (the "New Issue Notice"), describing the type and number of New Securities it intends to issue, the purchase price therefor (which shall be payable solely in cash by a Member), and the terms and conditions upon which the Company proposes to issue the same. Each Member shall have five (5) Business Days following the date the New Issue Notice is received by such Member to determine whether to purchase all or any portion of such New Securities for the purchase price and upon the terms and conditions specified in the New Issue Notice by giving written notice to the Company (a "Preemptive Rights Notice"), stating therein the number of New Securities such Member is subscribing to purchase (which shall not, in any event, exceed the number of New Securities proposed to be issued), which Preemptive Rights Notice shall be binding on such Member. If Members subscribe for an aggregate amount of New Securities in excess of the number of New Securities proposed to be issued and sold by the Company as described in the New Issue Notice, each Member exercising its Preemptive Right will be allocated
                  (a) first, a number of New Securities equal to the lesser of
                  (x) the number of New Securities requested by such Member and
                  (y) such Member's Pro Rata Portion of the New Securities proposed to be issued, and (b) second, with respect to any remaining New Securities, a number of New Securities equal to
                  (x) such Member's Pro Rata Portion of such remaining New Securities or (y) if the remaining number of New Securities requested by such Member is less than the number in clause
                  (b)(x), the remaining number of New Securities requested by such Member. The calculation in clause (b) of the preceding sentence shall be repeated as necessary until all New Securities have been allocated. Each Member that on the date of such New Issue Notice owns Non-Voting Common Stock shall be entitled at its option to receive any New Securities it may purchase pursuant to a Preemptive Right in the form of a non-voting security, which security shall be identical to the New Securities except that such security shall have rights substantially similar to those set forth in Bye-law 4.1A, with such other changes as are appropriate to make such non-voting security substantially identical to the


                                    Annex A-1

                  New Securities. Any such non-voting security shall have provisions to convert such security to a voting security otherwise substantially ide t 18 ntical thereto, which conversion provisions shall be substantially identical to the conversion provisions contained in Bye-law 4.1C and 4.1D. References in this Bye-law 4.1(e) to "New Securities" shall include such non-voting securities, to the extent applicable. For the avoidance of doubt, the Company shall not be under any obligation to issue or sell any of the New Securities proposed to be issued or sold in any New Issue Notice.

                        B. If the Members have not agreed to purchase all or any
                  portion of the New Securities to be issued in accordance with the terms of any New Issue Notice and the provisions of Bye-law 4.1(e)(A), then the Company shall have the right to issue and sell all such New Securities not agreed to be purchased by the Members pursuant to Bye-law 4.1(e)(A) (the "Remaining New Securities") at a price no less than that contained in the New Issue Notice and on non-price terms no less favorable (taken as a whole) to the Company than those contained in the New Issue Notice; provided that (i) the Company has fully complied with the provisions of Bye-law 4.1(e) and (ii) such issuance and sale of Remaining New Securities is consummated by the Company within 90 days after the sending of the New Issue Notice to the Members pursuant to Bye-law 4.1(e)(A) hereof, provided that, if such issue is subject to regulatory approval, such 90-day period shall be extended until the expiration of five (5) business days after such approvals have been received, but in no event later than 180 days from the date of the New Issue Notice. In the event that the issuance and sale of the Remaining New Securities is not fully consummated by the Company prior to the end of such period, the provisions of Bye-law 4.1(e) must be again be complied with by the Company before the Company may issue or sell any additional New Securities.

                        C. Notwithstanding anything contained in Bye-law 4.1(e) to the contrary, the purchase price for any New Security shall be determined by the Board.

                        D. This Bye-law 4.1(e) shall terminate upon the First Public Offering.


                                    Annex A-2